Exhibit 10.1.6

TERM LOAN NOTE

$15,000,000	August 19, 2003

FOR VALUE RECEIVED, SC Merger Sub, Inc., a Texas corporation (“Company”), Research Applications, Inc. (“RAI”) and Staktek Holdings, Inc. (“Holdings” and together with the Company and RAI, the “Borrowers”) jointly and severally promise to pay to the order of Guaranty Bank (“Bank”), in care of Agent, at Detroit, Michigan, the principal sum of Fifteen Million Dollars ($15,000,000) in lawful money of the United States of America payable in quarterly principal installments each in the amount and on the dates set forth in the Credit Agreement (as defined below) until the Term Loan Maturity Date, when the entire unpaid balance of principal and interest thereon shall be due and payable. Interest shall be payable at the rate (including the default rate) and on the dates provided in the Revolving Credit and Term Loan Agreement dated as of August 19, 2003 by and among the Borrowers, the Banks signatories thereto, Comerica Bank, as Administrative Agent, Documentation Agent, Structuring Agent and Lead Arranger (as amended or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein, unless defined to the contrary, have the meanings given them in the Credit Agreement.

This Note evidences borrowing under, is subject to, may be accelerated and may be prepaid in accordance with, the terms of the Credit Agreement, to which reference is hereby made.

This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan.

Borrowers hereby waive presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

Nothing herein shall limit any right granted Bank by any other instrument or by law.

SC MERGER SUB, INC.

By:	/s/ Joseph C Aragona
Joseph C. Aragona
Its President

STAKTEK HOLDINGS, INC.

By:	/s/ Joseph C Aragona
Joseph C. Aragona
Its President

RESEARCH APPLICATIONS, INC.

By:	/s/ Joseph C Aragona
Joseph C. Aragona
Its President

[SIGNATURE PAGE TO TERM LOAN (GUARANTY)]